      The Delaware Group includes funds
    with a wide range of investment objectives.
    Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals.
    For more information, contact
    your financial adviser or call
    Delaware Group at 800-523-4640,
    in Philadelphia call 215-988-1333.

    INVESTMENT MANAGER
    Delaware Management Company, Inc.
    One Commerce Square
    Philadelphia, PA 19103

    NATIONAL DISTRIBUTOR
    Delaware Distributors, L.P.
    1818 Market Street
    Philadelphia, PA 19103

    SHAREHOLDER SERVICING,
    DIVIDEND DISBURSING
    AND TRANSFER AGENT
    Delaware Service Company, Inc.
    1818 Market Street
    Philadelphia, PA 19103

    LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young
    One Commerce Square
    Philadelphia, PA 19103

    INDEPENDENT AUDITORS
    Ernst & Young LLP
    Two Commerce Square
    Philadelphia, PA 19103

    CUSTODIAN
    Morgan Guaranty Trust Company of New York
    60 Wall Street
    New York, NY 10260

------------------------------------------------------
 TAX-FREE USA FUND
------------------------------------------------------
 TAX-FREE INSURED FUND
------------------------------------------------------
 TAX-FREE USA
 INTERMEDIATE FUND
------------------------------------------------------
 DELAWARE GROUP TAX-FREE FUND, INC.
------------------------------------------------------

 PART B

 STATEMENT OF
 ADDITIONAL INFORMATION
------------------------------------------------------
 NOVEMBER 29, 1995
                        GROUP

                        --------

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 1

---------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                               NOVEMBER 29, 1995
---------------------------------------------------------------
   DELAWARE GROUP
---------------------------------------------------------------
   TAX-FREE FUND, INC.
---------------------------------------------------------------

   1818 MARKET STREET
   PHILADELPHIA, PA 19103

---------------------------------------------------------------
   FOR PROSPECTUS AND PERFORMANCE:
      NATIONWIDE 800-523-4640
      PHILADELPHIA 215-988-1333

   INFORMATION ON EXISTING ACCOUNTS:
         (SHAREHOLDERS ONLY)

      NATIONWIDE 800-523-1918
      PHILADELPHIA 215-988-1241

   DEALER SERVICES:
         (BROKER/DEALERS ONLY)

      NATIONWIDE 800-362-7500
      PHILADELPHIA 215-988-1050
---------------------------------------------------------------

   TABLE OF CONTENTS

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   COVER PAGE                                     1
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   INVESTMENT OBJECTIVES AND POLICIES             2
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   MUNICIPAL BOND INSURANCE                       7
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   PERFORMANCE INFORMATION                        7
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   TRADING PRACTICES AND BROKERAGE               11
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   PURCHASING SHARES                             13
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   INVESTMENT PLANS                              18
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   DETERMINING OFFERING PRICE AND
     NET ASSET VALUE                             20
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   REDEMPTION AND REPURCHASE                     20
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   DIVIDENDS AND REALIZED SECURITIES PROFITS
     DISTRIBUTIONS                               23
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   TAXES                                         24
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   INVESTMENT MANAGEMENT AGREEMENT               25
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   OFFICERS AND DIRECTORS                        27
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   EXCHANGE PRIVILEGE                            30
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   GENERAL INFORMATION                           32
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   APPENDIX A--DESCRIPTION OF RATINGS            34
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   APPENDIX B--EQUIVALENT YIELDS:
     TAX-EXEMPT VS. TAXABLE SECURITIES           35
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   FINANCIAL STATEMENTS                          36
---------------------------------------------------

  Delaware Group Tax-Free Fund, Inc. (the "Fund") is a professionally managed mutual fund of the series type currently offering three Series: the Tax-Free USA Fund ("USA Fund"), the Tax-Free USA Intermediate Fund ("USA Intermediate Fund") and the Tax-Free Insured Fund ("Insured Fund") (collectively or, as relevant separately, the "Series"). Each Series currently offers three classes of shares. The USA Fund offers Tax-Free USA Fund A Class, Tax-Free USA Fund B Class and Tax-Free USA Fund C Class. The USA Intermediate Fund offers Tax-Free USA Intermediate Fund A Class, Tax-Free USA Intermediate Fund B Class and Tax-Free USA Intermediate Fund C Class. The Insured Fund offers Tax-Free Insured Fund A Class, Tax-Free Insured Fund B Class and Tax-Free Insured Fund C Class. Each class is individually referred to as a "Class" and collectively referred to as the "Classes"; and "Class A Shares," "Class B Shares" or "Class C Shares" refer to such shares of all three Series, unless otherwise noted. This Part B describes each Series and each Class, except where noted. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% with respect to the USA Fund and Insured Fund and 3.00% with respect to the USA Intermediate Fund. Class A Shares are subject to annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within three years of purchase with respect to the USA Intermediate Fund and six years of purchase with respect to the USA Fund and Insured Fund. Class B Shares are subject to annual 12b-1 Plan expenses of 1%, which are assessed against Class B Shares for approximately five years after purchase with respect to the USA Intermediate Fund and approximately eight years after purchase with respect to the USA Fund and Insured Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectuses. Class C Shares of each Series are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Series, except where noted.
  This Part B supplements the information contained in the current Prospectuses of the Series dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the Series' Prospectuses. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses. The Prospectuses for the Series may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, Inc. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

                                                                             - 1

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 2

INVESTMENT OBJECTIVES
AND POLICIES

  The objective of the USA Fund and of the USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital. The USA Intermediate Fund pursues its investment objective by investing in municipal bonds with a dollar weighted average maturity of between three and ten years and utilizing various investment strategies, as described below, which differ from the strategies utilized by the USA Fund and the Insured Fund.
  The objective of the Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital. The Insured Fund seeks to achieve its objective by investing primarily in municipal bonds that are protected by insurance guaranteeing the payment of principal and interest, when due.
  The investment objective of each Series, described above, is a matter of fundamental policy and may not be changed without shareholder approval of the affected Series. There is no assurance that the objective of each Series can be achieved. Bond insurance reduces the risk of loss due to default by an issuer, but such bonds remain subject to the risk that market value may shift for other reasons. Also, there is no assurance that any insurance company will meet its obligations.
  Appendix A contains excerpts describing ratings of municipal obligations from Standard & Poor's Rating Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").
  The USA Fund and the Insured Fund seek to achieve their respective objectives by investing their assets in a nondiversified portfolio consisting primarily of intermediate obligations up to ten years and long-term obligations up to 50 years in maturity, and the USA Intermediate Fund seeks to achieve its objective by investing its assets in a nondiversified portfolio consisting primarily of intermediate obligations, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest income from which, in the opinion of each issuer's Counsel, is exempt from federal income tax. A Series may invest in other debt obligations, but if it does, at least 80% of its assets will be invested in the types of securities listed above.
  The portfolio of the USA Intermediate Fund will typically have a dollar weighted average maturity of between three and ten years. The USA Intermediate Fund may, from time to time, employ certain techniques to shorten or lengthen the dollar weighted average maturity of the portfolio, including futures transactions, options on futures and the purchase of debt securities at a premium or a discount. Although the dollar weighted average maturity of the USA Intermediate Fund's portfolio will be between three and ten years, the USA Intermediate Fund may purchase individual securities with any maturity.
  The principal risk to which a Series is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. Each Series may invest in both types of bonds.
  The USA Fund will normally invest at least 80% of its assets in debt obligations, as stated above, which are rated by S&P or Moody's at the time of purchase as being within their top four grades. The fourth grade is considered a medium grade and has speculative characteristics. The USA Fund may, however, invest up to 20% of its assets in securities with a rating lower than the top four and in unrated securities. These securities are speculative and may involve greater risks and have higher yields. They will only be purchased when the investment manager considers them particularly attractive and their purchase to be consistent with the objective of preserving capital. The USA Intermediate Fund intends to invest at least 90% of its portfolio in debt obligations that are either rated in the top four grades by Moody's or S&P at the time of purchase or unrated, but in the opinion of Delaware Management Company, Inc. (the "Manager"), similar in credit quality to obligations so rated. The fourth grade is considered medium grade and may have speculative characteristics. The USA Intermediate Fund may invest up to 10% of its assets in securities that are rated lower than the top four grades or unrated, but in the Manager's opinion similar in credit quality to obligations so rated. These securities are speculative and may involve greater risks and have higher yields. Investing in debt obligations which are not rated in the top four grades (or which have credit qualities similar to such rated obligations) entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade obligations, and which should be considered by investors contemplating an investment in the Series. Such obligations are sometimes sold by issuers whose earnings at the time of issuance are less than the projected debt service on the obligations. The Manager will evaluate the creditworthiness of the issuer and the issuer's ability to meet its obligations to pay interest and repay principal.
  The Insured Fund will normally invest at least 80% of its assets in debt obligations which are insured by various insurance companies which undertake to pay to a holder, when due, the interest or principal amount of an obligation if the interest or principal is not paid by the issuer when due. See Municipal Bond Insurance.
  Each Series may also invest in "when-issued securities" for which the Fund will maintain a segregated account which it will mark to market daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of the transaction. During this period between the date of

                                                                             - 2

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 3

commitment and the date of delivery, the Series does not accrue interest on the investment, but the market value of the bonds could fluctuate. This can result in a Series having unrealized appreciation or depreciation which could affect the net asset value of its shares.
  Each Series will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds purchased by the USA Fund and the Insured Fund will range between five and 30 years. Each Series may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes. The Series may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but neither Series intends to invest more than 5% of its assets in these instruments. Short-term securities will be rated in the top two grades by a nationally-recognized statistical rating agency. The Manager will attempt to adjust the maturity structure of the portfolios to provide a high level of tax-exempt income consistent with preservation of capital.
  Under abnormal conditions, each Series may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. Government, its agencies and instrumentalities, commercial paper, certificates of deposit of domestic banks and other debt instruments. In connection with defensive portfolio investments, the Fund may invest more than 20% of the assets of the Insured Fund in uninsured securities which may be lower rated or unrated. Such securities may involve increased risks or may generate taxable income, and each Series will only exceed 20% of its assets in such investments for temporary defensive purposes.
  Notwithstanding the above limitations, no Series presently intends to invest more than 5% of its assets in securities rated below investment grade.
  The Fund is registered as an open-end management investment company and each Series' portfolio of assets is nondiversified. Each Series has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Series may invest their assets in fewer issuers, the value of Series shares may fluctuate more rapidly than if the Series were fully diversified. In the event a Series invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer were to encounter difficulties in satisfying its financial obligations. Except as set forth below, each Series may invest without limitation in U.S. Government securities or government agency securities backed by the U.S. Government or its agencies or instrumentalities. Percentage limitations outlined above are determined at the time an investment is made.
  Each Series may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, each Series may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental issuer. A Series will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.
  Set forth below are other more specific investment restrictions, some of which limit the percentage of assets which may be invested in certain types of securities. While the Fund is permitted, it normally does not borrow money or invest in repurchase agreements. Up to 20% of each Series' assets may be invested in securities whose interest is subject to federal income tax. From time to time, a substantial portion of the assets of a Series may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company, which is believed by the Fund to be consistent with its policies and restrictions.

MUNICIPAL BONDS
  The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.
  The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and among classifications.

                                                                             - 3

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 4

  The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Series' management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.
  The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend on the issuer's compliance with specific requirements after the bonds are issued.
  Each Series intends to seek to achieve a high level of tax-exempt income. However, if a Series invests in newly-issued private purpose bonds, a portion of that Series' distributions would be subject to the federal alternative minimum tax.

USA INTERMEDIATE FUND
ADDITIONAL INVESTMENT STRATEGIES
  In addition to the investment policies described above, the USA Intermediate Fund seeks to achieve its objective by pursuing the following investment strategies:
  PORTFOLIO LOAN TRANSACTIONS--The USA Intermediate Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, U.S. Treasury Bills and Notes, or irrevocable letters of credit payable by banks acceptable to the Series from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.
  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.
  REPURCHASE AGREEMENTS--These are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The USA Intermediate Fund will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for the Series to invest temporarily available cash on a short-term basis. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the Manager believes that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series considers the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.
  The ratings of S&P, Moody's and other rating services represent their opinion as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.
  FUTURES--The USA Intermediate Fund may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Series' Custodian Bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.
  In addition, when the Series engages in futures transactions, to the extent required by the SEC, it will

                                                                             - 4

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 5

maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Series with respect to such futures contracts.
  The Series may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.
  With respect to options on futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
  The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase.
  If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Series will purchase a put option on a futures contract to hedge the Series' portfolio against the risk of rising interest rates.
  To the extent that interest rates move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.
  Further, with respect to options on futures contracts, the Series may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.
  VARIABLE OR FLOATING RATE DEMAND NOTES--Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments the USA Intermediate Fund will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Any VRDN

                                                                             - 5

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 6

must be of high quality as determined by the Manager and subject to review by the Board of Directors, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Series may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Fund's Board of Directors. If the quality of any VRDN falls below the quality level required by the Board of Directors and any applicable rules adopted by the Securities and Exchange Commission, the Series must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.
  MUNICIPAL LEASES--As stated in the Series' Prospectus, a portion of the USA Intermediate Fund's assets may be invested in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Series will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch Investors Service, Inc., or in unrated COPs believed to be of comparable quality.

INVESTMENT RESTRICTIONS
  The Fund has adopted the following restrictions and fundamental policies which are applied to each Series except as noted. Fundamental objectives and restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Series, which is the lesser of more than 50% of the outstanding voting securities, or 67% of the voting securities present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy of a Series which proposes to change its fundamental policy. Investment restrictions 4, 6 and 8 listed below apply only to USA Fund and Insured Fund.
  A Series may not under any circumstances:
   1. Invest more than 20% of its assets in securities whose interest is subject to federal income tax.
   2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks. (The issuance of three series of shares is not deemed to be the issuance of senior securities so long as such series comply with the appropriate provisions of the 1940 Act.) Investment securities will not normally be purchased while there is an outstanding borrowing.
   3. Sell securities short.
   4. Write or purchase put or call options.
   5. Underwrite the securities of other issuers, except that a Series may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of a Series' net assets in illiquid assets.
   6. Purchase or sell commodities or commodity contracts.
   7. Purchase or sell real estate, but this shall not prevent a Series from investing in municipal bonds secured by real estate or interests therein.
   8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan.
   9. With respect to 50% of the value of its assets, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. Government and government agency securities backed by the U.S. Government, or its agencies or instrumentalities may be purchased without limitation. For the purpose of this limitation, the Series will regard each state and political subdivision, agency or instrumentality of a state and each multistate agency of which a state is a member as a separate issuer.
  10. Invest in companies for the purpose of exercising control.
  11. Invest in securities of other investment companies, except as they are acquired as part of a merger, consolidation or acquisition of assets.
  12. Invest more than 25% of its total assets in any particular industry or industries, except that a Series may invest more than 25% of the value of its total assets in municipal bonds and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
  The Fund has also adopted an additional restriction applicable only to the Insured Fund. The Insured Fund will not:
  13. Invest more than 20% of its assets in securities (other than U.S. Government securities, securities of agencies of

                                                                             - 6

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 7

the U.S. Government and securities backed by the U.S. Government or its agencies or instrumentalities) which are not covered by insurance guaranteeing the payment, when due, of interest on and the principal of such securities, except for defensive purposes.
  The Fund also has determined that, from time to time, more than 10% of a Series' assets may be invested in municipal bonds insured as to principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions.
  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of net assets will not result in a violation of the restrictions.
  Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.
  The Series may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.
  Investing in Rule 144A Securities could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that the Series have no more than 10% of their net assets invested in illiquid securities.

MUNICIPAL BOND INSURANCE

  The practice has developed among municipal issuers of having their issues insured by various companies. At the present time, the Municipal Bond Insurance Association ("MBIA"), AMBAC Indemnity Corporation ("AMBAC Indemnity") and Financial Guaranty Insurance Company ("FGIC") provide a substantial portion of such insurance. Accordingly, at different times, a substantial portion of the Series' portfolio may consist of municipal bonds of various issuers insured as to payment of principal and interest when due by a single insurance company. It is expected that other insurance companies or associations will enter this field, and a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. While the insurance may affect the securities' ratings, the Manager does not look to the creditworthiness of a private insurer. Instead, the Manager reviews the creditworthiness of the actual issuer and its ability to pay interest and principal. Insurance on municipal bonds that are purchased by the Series will generally have been obtained by the bond issuer and attached to the bonds for their lifetime, although the Series may obtain insurance on bonds while they are held by the Series.
  At the present time, obligations which are subject to such insurance generally receive a high rating from S&P or Moody's, based upon a combination of the issuer's creditworthiness and the insurer's obligation under the insurance policy. While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payment of interest or principal, the trustee and/ or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with the Series' fundamental investment policies and restrictions.
  Similar insurance is available to the Fund for uninsured obligations, and the Fund may acquire such obligations and purchase such insurance directly, but only if that would result in a comparable benefit to the Fund from such a security.
  As the bond insurance industry matures, the ownership and capital structures of the insurers have evolved. Each of the municipal bond insurers has unique ownership structures, some of which underwent significant changes in 1992.
  MBIA moved to a greater percentage of public ownership during 1992 with the sale of additional equity. MBIA Inc. is currently 88.7% publicly owned, while the remaining ownership is distributed between Aetna Life & Casualty Company and Credit Local de France. As of December 31, 1994, MBIA Inc. had qualified statutory capital of $1,731,026,000; up 12.38% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,781,459,000 (unaudited).
  FGIC, until 1993 the only bond insurer with one institutional owner, experienced a slight shift in ownership. In early January 1993, GE Capital, the parent of FGIC Corp., sold a 1% interest of the company to Sumitomo Marine and Fire Insurance Company Limited. The sale was undertaken primarily to facilitate joining business ventures in the future. As of December 31, 1994, FGIC's qualified statutory capital was approximately $1,221,807,000; up 15.73% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,297,977,000 (unaudited).
  AMBAC became the only insurer with 100% public ownership, when Citicorp Financial Guaranty Holdings, Inc. (CFGH) sold its remaining 49.7% equity interest in AMBAC Inc. during February 1992. As of December 31, 1994, AMBAC's qualified statutory capital was approximately $1,218,204,000; up 7.93% from December 31, 1993. For the three months ended March 31, 1995, qualified statutory capital amounted to $1,237,000,000 (unaudited).

                                                                             - 7

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 8

PERFORMANCE INFORMATION*

  From time to time, each Series may state total return for any Class in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average total return information for each Class over additional periods of time.
  The average annual total rate of return for a Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                       n
                                 P(1+T)  = ERV

Where:  P   =  a hypothetical initial purchase
               order of $1,000 from which, in the
               case of only Class A Shares, the
               maximum front-end sales charge is
               deducted;
        T   =  average annual total return;
        n   =  number of years;
        ERV =  redeemable value of the
               hypothetical $1,000 purchase at
               the end of the period after the
               deduction of the applicable CDSC,
               if any, with respect to Class B
               Shares and Class C Shares.

*In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information Section will apply to Class B Shares or Class C Shares.

  Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made and that all distributions are reinvested at net asset value, and with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
  The performance, as shown below, is the average annual total return quotations of the Class A Shares of the USA Fund and Insured Fund for the one-, three-, five- and ten-year periods ended August 31, 1995 and for the life of these Classes, and for the one-year period ended August 31, 1995 and for the life of the Class A Shares of the USA Intermediate Fund, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The average annual total return is also shown below for Class B Shares of each Series for the one-year period ended August 31, 1995 and for the life of these Classes. The average annual return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at August 31, 1995. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at August 31, 1995 and therefore does not reflect the deduction of a CDSC. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                  AVERAGE ANNUAL TOTAL RETURN
                                   USA FUND--CLASS A SHARES
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 1.68%            6.74%
3 years ended 8/31/95                4.85%            6.55%
5 years ended 8/31/95                7.61%            8.65%
10 years ended 8/31/95               8.88%            9.41%
Period 1/11/84(1) through
  8/31/95                            9.69%           10.16%

                                   USA FUND--CLASS B SHARES
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 1.88%            5.88%
Period 5/2/94(1) through 8/31/95     2.55%            5.51%

                                 INSURED FUND--CLASS A SHARES
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 1.28%            6.33%
3 years ended 8/31/95                3.70%            5.38%
5 years ended 8/31/95                6.45%            7.49%
10 years ended 8/31/95               7.89%            8.41%
Period 3/25/85(1) through
  8/31/95                            7.86%            8.37%

                                 INSURED FUND--CLASS B SHARES
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 1.47%            5.47%
Period 5/2/94(1) through 8/31/95     2.60%            5.56%

                                    USA INTERMEDIATE FUND--
                                        CLASS A SHARES(2)
                                CLASS A SHARES   CLASS A SHARES
                                  (AT OFFER)        (AT NAV)
1 year ended 8/31/95                 3.23%            6.43%
Period 1/7/93(1) through 8/31/95     5.64%            6.87%

                                                                             - 8

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 9

                                    USA INTERMEDIATE FUND--
                                        CLASS B SHARES(2)
                                CLASS B SHARES   CLASS B SHARES
                                  (INCLUDING       (EXCLUDING
                                   DEFERRED         DEFERRED
                                SALES CHARGE)    SALES CHARGE)
1 year ended 8/31/95                 3.53%            5.53%
Period 5/2/94(1) through 8/31/95     4.44%            5.92%

(1)Date of initial public offering.
(2)The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the USA Intermediate Fund to limit operating expenses of the Series to .25% (including 12b-1 expenses). That waiver has been modified effective May 2, 1994 to limit operating expenses to .10% exclusive of 12b-1 expenses, from the commencement of the public offering of the Series through June 30, 1996. In the absence of such voluntary waiver, performance would have been affected negatively.
  Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.
  As stated in the Series' Prospectuses, each Series may also quote their respective Classes' current yield in advertisements and investor communications.
  The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                   a -- b
                   ------ 6
      YIELD =  2[ (cd + 1) - 1]

Where:  a  = dividends and interest earned during
             the period;
        b  = expenses accrued for the period (net
             of reimbursements);
        c  = the average daily number of shares
             outstanding during the period that
             were entitled to receive dividends;
        d = the maximum offering price per share on the last day of the period.

  The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of the Class A Shares of the USA Fund, the Insured Fund and the USA Intermediate Fund as of August 31, 1995 using this formula were 4.99%, 4.64% and 4.78%, respectively. The yields of the Class B Shares of the USA Fund, the Insured Fund and the USA Intermediate Fund as of August 31, 1995 were 4.41%, 4.05% and 4.05%, respectively. The yields of each Class of the USA Intermediate Fund reflect the voluntary fee waiver undertaken by the Manager described above. Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.
  The Fund may also publish a tax-equivalent yield for a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the Class' yield. For the 30-day period ended August 31, 1995, the tax-equivalent yields of the Class A Shares and the Class B Shares of the USA Fund were 7.23% and 6.39%, respectively, of the Class A Shares and the Class B Shares of the Insured Fund were 6.72% and 5.87%, respectively, and of the Class A Shares and Class B Shares of the USA Intermediate Fund were 6.93% and 5.87%, respectively, assuming a federal income tax rate of 31%. These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a Series may advertise a tax-equivalent yield assuming other income tax rates, when applicable.
  Investors should note that the income earned and dividends paid by the Series will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Series invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as the yield before making a decision to invest.
  Since the Series invest for the long term, their average effective weighted average portfolio maturity at the end of the fiscal year was 22 years for the USA Fund, 24 years for the Insured Fund and 7 years for the USA Intermediate Fund.
  See Appendix B for additional yield information.
  From time to time, a Series may also quote for each Class an actual total return and/or yield performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor.
  Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.
  A Series may also promote a Class' total return and/or yield performance and use comparative performance information computed by and available from certain industry and

                                                                             - 9

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 10

general market research and publications, such as Lipper Analytical Services, Inc.
  Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Series. Any indices used are not managed for any investment goal.

  CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

  Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

  Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

  Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

  Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

  Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. Also, current rate information on municipal debt obligations of various durations, as reported daily by the Bond Buyer, may also be used. The Bond Buyer is published daily and is an industry-accepted source for current municipal bond market information.
  The total return performance for each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period and the impact of the maximum front-end sales charge, or contingent deferred sales charge, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations.
  The following table, for purposes of illustration only, reflects the cumulative total return performance of the Class A Shares of the USA Fund and Insured Fund for the three-, six- and nine-month periods ended August 31, 1995, for the one-, three-, five- and ten-year periods ended August 31, 1995 and for the life of these Classes, and for the three-, six- and nine-month periods ended August 31, 1995, the one-year period ended August 31, 1995 and for the life of the Class A Shares and Class B Shares of the USA Intermediate Fund and the Class B Shares of the USA Fund and Insured Fund. For this purpose, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the period. Comparative information on the Consumer Price Index is also included. Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to the date of this Part B.
  The performance of Class A Shares, as shown below, reflects maximum front-end sales charges. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. None of the calculations reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. The net asset values fluctuate so shares, when redeemed, may be worth more or less than the original investment, and past performance should not be considered as representative of future results.

                                     CUMULATIVE TOTAL RETURN
                                    USA FUND--CLASS A SHARES
                                  CLASS A SHARES     CONSUMER
                                    (AT OFFER)     PRICE INDEX(2)
3 months ended 8/31/95                 (3.64%)         0.46%
6 months ended 8/31/95                 (0.32%)         1.33%
9 months ended 8/31/95                  5.13%          2.14%
1 year ended 8/31/95                    1.68%          2.62%
3 years ended 8/31/95                  15.26%          8.52%
5 years ended 8/31/95                  44.28%         16.19%
10 years ended 8/31/95                134.14%         41.59%
Period 1/11/84(1)
through 8/31/95                       193.51%         45.18%

                                USA FUND--CLASS B SHARES
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (3.06%)          0.92%        0.46%
6 months ended 8/31/95       0.20%           4.20%        1.33%
9 months ended 8/31/95       5.69%           9.69%        2.14%
1 year ended 8/31/95         1.88%           5.88%        2.62%
Period 5/2/94(1)
through 8/31/95              3.42%           7.42%        3.73%

                                                                            - 10

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 11

                                 INSURED FUND--CLASS A SHARES
                                CLASS A SHARES       CONSUMER
                                  (AT OFFER)       PRICE INDEX(2)
3 months ended 8/31/95               (3.79%)           0.46%
6 months ended 8/31/95               (0.73%)           1.33%
9 months ended 8/31/95                4.77%            2.14%
1 year ended 8/31/95                  1.28%            2.62%
3 years ended 8/31/95                11.51%            8.52%
5 years ended 8/31/95                36.66%           16.19%
10 years ended 8/31/95              113.62%           41.59%
Period 3/25/85(1)
through 8/31/95                     120.34%           43.67%

                              INSURED FUND--CLASS B SHARES
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (3.21%)          0.77%        0.46%
6 months ended 8/31/95      (0.25%)          3.75%        1.33%
9 months ended 8/31/95       5.29%           9.29%        2.14%
1 year ended 8/31/95         1.47%           5.47%        2.62%
Period 5/2/94(1)
through 8/31/95              3.49%           7.49%        3.73%

                         USA INTERMEDIATE FUND--CLASS A SHARES(3)
                                  CLASS A SHARES     CONSUMER
                                    (AT OFFER)     PRICE INDEX(2)
3 months ended 8/31/95                 (1.03%)         0.46%
6 months ended 8/31/95                  1.76%          1.33%
9 months ended 8/31/95                  6.90%          2.14%
1 year ended 8/31/95                    3.23%          2.62%
Period 1/7/93(1)
to 8/31/95                             15.65%          7.75%

                         USA INTERMEDIATE FUND--CLASS B SHARES(3)
                        CLASS B SHARES  CLASS B SHARES
                          (INCLUDING      (EXCLUDING    CONSUMER
                           DEFERRED        DEFERRED      PRICE
                        SALES CHARGE)   SALES CHARGE)    INDEX(2)
3 months ended 8/31/95      (0.18%)          1.82%        0.46%
6 months ended 8/31/95       2.51%           4.51%        1.33%
9 months ended 8/31/95       7.46%           9.46%        2.14%
1 year ended 8/31/95         3.53%           5.53%        2.62%
Period 5/2/94(1)
through 8/31/95              5.97%           7.97%        3.73%

(1)Date of initial public offering.
(2)Source--U.S. Department of Labor.
(3)The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with the USA Intermediate Fund to limit operating expenses of the Series to .25% (including 12b-1 expenses). That waiver was modified effective May 2, 1994 to limit operating expenses to .10%, exclusive of 12b-1 expenses, from the commencement of the public offering of the Series through June 30, 1996. In the absence of such voluntary waiver, performance would have been affected negatively.
  Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

  When you opt to reinvest your current income for additional Series shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

  Results of various assumed fixed rates of return on a $10,000 investment compounded monthly tax-free for 10 years:


                  4% Rate of Return    6% Rate of Return    8% rate of Return
                  -----------------    -----------------    -----------------
12-'85             $10,407              $10,617              $10,830
12-'86             $10,831              $11,272              $11,729
12-'87             $11,273              $11,967              $12,702
12-'88             $11,732              $12,705              $13,757
12-'89             $12,210              $13,488              $14,898
12-'90             $12,707              $14,320              $16,135
12-'91             $13,225              $15,203              $17,474
12-'92             $13,764              $16,141              $18,924
12-'93             $14,325              $17,137              $20,495
12-'94             $14,908              $18,194              $22,196

  These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

                                                                            - 11

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 12

TRADING PRACTICES AND BROKERAGE

  Banks, brokers or dealers are selected to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where a Series either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Series pays a minimal share transaction cost when the transaction presents no difficulty.
  During the fiscal years ended August 31, 1993, 1994 and 1995, no brokerage commissions were paid by the Series.
  The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.
  During the fiscal year ended August 31, 1995, there were no portfolio transactions of the Fund resulting in brokerage commissions directed to brokers for brokerage and research services.
  As provided in the Securities Exchange Act of 1934 and the Investment Management Agreement for each Series, higher commissions are permitted to be paid to broker/ dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.
  The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Manager may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Series as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER
  The Fund anticipates that each Series' portfolio turnover rate will generally be less than 100%. However, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover for a Series, such a turnover always being incidental to transactions undertaken

                                                                            - 12

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 13

with a view to achieving each Series' investment objective in relation to anticipated movements in the general level of interest rates. In investing for liberal current income, a Series may hold securities for any period of time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. To that extent, the Fund may realize gains or losses. See Taxes. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Series' shares.
  The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.
  For the fiscal years ended August 31, 1994 and 1995, the portfolio turnover rates for the USA Fund were 10% and 27%, respectively, for the Insured Fund were 56% and 68%, respectively, and for the USA Intermediate Fund were 81% and 63%.

PURCHASING SHARES

  The Distributor serves as the national distributor for the Series' shares and has agreed to use its best efforts to sell shares of each Series of the Fund. See the Prospectuses for additional information on how to invest. Shares of each Series are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.
  The minimum initial investment generally is $1,000 for each Class of each Series. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.
  There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.
  Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of a Series' shares if in the opinion of management such rejection is in the Series' best interest.
  The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.
  Class A Shares of the USA Fund and the Insured Fund are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; lower sales charges apply for larger purchases. Class A Shares of the USA Intermediate Fund are purchased at the offering price which reflects a maximum front-end sales charge of 3.00%. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1.
  Class B Shares of the USA Fund and the Insured Fund are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the USA Fund and Insured Fund are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. Class B Shares of the USA Intermediate Fund are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Such shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately five years after purchase.
  Class C Shares of each Series are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.
  See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectuses and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 in this Part B.
  Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request with respect to Class A Shares. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

                                                                            - 13

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 14

ALTERNATIVE PURCHASE ARRANGEMENTS
  The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares, or to purchase either Class B Shares or Class C Shares and have the entire initial purchase amount invested in the Series with the investment thereafter subject to a CDSC and annual 12b-1 expenses. Class B Shares of the USA Fund and Insured Fund are subject to a CDSC if the shares are redeemed within six years of purchase. Class B Shares of the USA Intermediate Fund are subject to a CDSC if the shares are redeemed within three years of purchase. Class C Shares of each Series are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares of the USA Fund and Insured Fund will automatically convert to Class A Shares of the respective Series at the end of approximately eight years after purchase and Class B Shares of the USA Intermediate Fund will automatically convert to the Class A Shares of this Series at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

CLASS A SHARES
  Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features--Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                                 Class A Shares
                           USA Fund and Insured Fund

----------------------------------------------------------------------------------
                                        Front-End Sales               Dealer's
                                         Charge as % of             Concession***
                                 Offering         Amount               as % of
      Amount of Purchase          Price         Invested**         Offering Price
----------------------------------------------------------------------------------
                                               USA     Insured
                                              Fund       Fund
Less than $100,000                 4.75%      4.97%      4.98%           4.00%
$100,000 but under $250,000        3.75       3.89       3.89            3.00
$250,000 but under $500,000        2.50       2.57       2.53            2.00
$500,000 but under $1,000,000*     2.00       2.07       2.08            1.60

                                 Class A Shares
                             USA Intermediate Fund

----------------------------------------------------------------------------------
                                          Front-End Sales         Dealer's
                                          Charge as % of        Concession***
                                       Offering     Amount         as % of
         Amount of Purchase             Price     Invested**   Offering Price
----------------------------------------------------------------------------------
Less than $100,000                       3.00%       3.08%           2.50%
$100,000 but under $250,000              2.50        2.59            2.00
$250,000 but under $500,000              2.00        2.02            1.60
$500,000 but under $1,000,000*           1.50        1.54            1.20

  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.
 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.
***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

----------------------------------------------------------------

The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
----------------------------------------------------------------

  Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with the sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION
  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedules:

                           USA FUND AND INSURED FUND

       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25

                                                                            - 14

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 15

                             USA INTERMEDIATE FUND

       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $3 million                              .60%
Next $2 million up to $5 million              .40
Amount over $5 million                        .20

  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC (see Redemption and Repurchase) applies may be aggregated with those of Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES

  Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within prescribed periods after purchase may be subject to a CDSC imposed at the rates and within the time periods set forth below, and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through the reinvestment of dividends or capital gains distributions. See the Prospectuses for the respective Classes under the heading Redemption and Exchange--Waiver of CDSC--Class B and Class C Shares for a list of the instances in which the CDSC is waived. In addition to the waivers described in the Prospectus, the CDSC on Class B Shares is waived on redemptions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gift to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed.

  The following table sets forth the rates of the CDSC for Class B Shares of the USA Fund and the Insured Fund:

                           USA FUND AND INSURED FUND

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          4%
3-4                          3%
5                            2%
6                            1%
7 and thereafter            None

During the seventh year after purchase, and thereafter, until converted automatically into Class A Shares of the corresponding Series, Class B Shares of the USA Fund and Insured Fund will still be subject to the annual 12b-1 Plan expenses of up to 1% of the average daily net assets of the relevant Class B Shares. At the end of approximately eight years after purchase, the investor's Class B Shares of the USA Fund and the Insured Fund will be automatically converted into Class A Shares of that Series. See Automatic Conversion of Class B Shares under Buying Shares in the Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Classes.
  The following table sets forth the rates of the CDSC for the Class B Shares of the USA Intermediate Fund:

                             USA INTERMEDIATE FUND

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          2%
3                            1%
4 and thereafter            None

During the fourth year after purchase, and thereafter, until converted automatically into Class A Shares of the USA Intermediate Fund, Class B Shares of this Series will still be subject to annual 12b-1 Plan expenses of up to 1% of the average daily net assets of those shares. At the end of approximately five years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the USA Intermediate Fund. See Automatic Conversion of Class B Shares under Buying Shares in the Prospectus for the USA Intermediate Fund. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the USA Intermediate Fund.

PLANS UNDER RULE 12B-1
  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of each Series (the "Plans"). Each Plan permits the Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.
  The Plans permit the Series, pursuant to the Distribution Agreements, to pay out of the assets of the respective Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of the shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B and Class C Shares are also used to pay the

                                                                            - 15

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 16

Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
  In addition, the Series may make payments out of the assets of the respective Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.
  The maximum aggregate fee payable by the Series under the Plans, and each Series' Distribution Agreement, is on an annual basis, up to .30% of average daily net assets of the Class A Shares of the USA Fund and Insured Fund for the year, up to .30% (currently no more than .15%) of average daily net assets of the Class A Shares of the USA Intermediate Fund, and up to 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fee for any day exceeds the net investment income realized by the Classes for such day.
  Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the separate Plans relating to the Class A Shares of the USA Fund and the Insured Fund, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by the Class A Shares of the Series that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by the Class A Shares of the Series that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 expenses to be paid by the Class A Shares of the USA Fund and the Insured Fund, the fee is a Class A Shares' expense so that all shareholders of the Class A Shares of each such Series regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. As Class A Shares of such Series are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plans will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plans with respect to the Class A Shares of the USA Fund and Insured Fund, such Plans permit the Series to pay a full .30% on all assets at any time.
  On September 17, 1992, the Board of Directors set the fee for the Class A Shares of the USA Intermediate Fund at .15% of average daily net assets.
  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.
  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.
  The Plans and the Distribution Agreements, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.
  Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.
  For the fiscal year ended August 31, 1995, payments from the Class A Shares of the USA Fund, Insured Fund and the USA Intermediate Fund pursuant to their respective Plans amounted to $1,344,379, $157,749 and $32,721, respectively. Such amounts were used for the following purposes for the Tax-Free USA Fund A
Class: Advertising--$1,191; Annual and Semi-Annual Reports--$26,320; Broker Trails--$1,099,853; Commissions to Wholesalers--$101,202; Promotional-Broker Meetings--$36,664; Promotional-Other--$16,861; Prospectus Printing--$512; Telephone Expenses--$8,772; Wholesaler Expenses--$53,004. Such amounts were used for the

                                                                            - 16

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 17

following purposes for the Tax-Free Insured Fund A Class: Annual and Semi-Annual-Annual Reports--$6,652; Broker Trails--$127,029; Commissions to Wholesalers--$7,983; Dealer Service Expenses--$2,545; Promotional-Broker Meetings--$4,062; Promotional-Other--$5,105; Prospectus Printing--$512; Telephone Expenses--$961; Wholesaler Expenses--$2,900. Such amounts were used for the following purposes for the Tax-Free Fund USA Intermediate Fund A Class:
Annual and Semi-Annual-Annual Reports--$65; Broker Trails--$30,109; Commissions to Wholesalers--$1,530; Promotional-Broker Meetings--$472; Promotional-Other--$545.
  For the fiscal year ended August 31, 1995, payments from the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund pursuant to their respective Plans amounted to $99,501, $15,991 and $6,793, respectively. Such amounts were used for the following purposes for the Tax-Free USA Fund B Class:
Broker Sales Charges--$34,132; Broker Trails--$24,752; Commissions to Wholesalers--$4,423; Interest on Broker Sales Charges--$35,520; Promotional-Broker Meetings--$536; Telephone Expenses--$103; Wholesaler Expenses $35. Such amounts were used for the following purposes for the Tax-Free Insured Fund B Class: Broker Sales Charges--$5,628; Broker Trails--$3,768; Commissions to Wholesalers--$883; Interest on Broker Sales Charges--$5,565; Promotional-Broker Meetings--$98; Telephone Expenses--$36; Wholesaler Expenses--$13. Such amounts were used for the following purposes for the Tax-Free Fund USA Intermediate Fund B Class: Broker Sales Charges--$3,360; Broker Trails--$818; Commissions to Wholesalers--$729; Interest on Broker Sales Charges--$1,394; Promotional- Broker Meetings--$39; Telephone Expenses--$29; Wholesaler Expenses--$424.
  The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND
CLASS C SHARES
  From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
  Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

SPECIAL PURCHASE FEATURES--CLASS A SHARES

BUYING AT NET ASSET VALUE
  Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.
  Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and shares of any of the funds in the Delaware Group, including any fund that may be created at net asset value. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.

LETTER OF INTENTION
  The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such

                                                                            - 17

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 18

purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Series and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Series and the corresponding class of shares of the other Delaware Group funds.

COMBINED PURCHASES PRIVILEGE
  In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Series, as well as any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).
  The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under the age 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
  In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Series, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). Using the Class A Shares of the USA Fund and the Insured Fund as an example, if any such purchaser has previously purchased and still holds Class A Shares of the USA Fund or the Insured Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares of the USA Fund or the Insured Fund, the charge applicable to the $60,000 purchase would be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
  Holders of Class A Shares who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of a Series or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge, will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.
  Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account, will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
  Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited

                                                                            - 18

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 19

CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectuses) in connection with the features described above.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
  Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value of that Series in effect on the reinvestment date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders monthly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.
  Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the respective Class. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER
DELAWARE GROUP FUNDS
  Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from the Series in any of the other mutual funds in the Delaware Group, including the Series, in states where their shares may be sold. Such investments will be made at net asset value per share at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
  Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in the Series at net asset value, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares of another fund in the Delaware Group, including the Series. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group, including the Series, that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Classes' Prospectuses for the funds in the Delaware Group that are eligible for investment by holders of Series shares.

INVESTING BY ELECTRONIC FUND TRANSFER
  Direct Deposit Purchase Plan--Investors may arrange for the Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.
  Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Series account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date, although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                     * * *

  Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
  Payments to a Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a

                                                                            - 19

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 20

reclamation, the Series may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

DIRECT DEPOSIT PURCHASES BY MAIL
  Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. The Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

  Orders for purchases of Class A Shares are effected at the offering price next calculated by each Series to be acquired after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares and Class C Shares of each Series are effected at the net asset value per share next calculated by the Series to be acquired after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.
  The offering price of Class A Shares consists of the net asset value per share, plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m, Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.
  An example showing how to calculate the net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in the Series' financial statements which are incorporated by reference into this Part B.
  Each Series' net asset value per share is computed by adding the value of all securities and other assets in the portfolio of that Series, deducting any liabilities of the Series and dividing by the number of Series shares outstanding. In determining a Series' total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the Board of Directors. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees of each Series are accrued daily.
  Each Class of a Series will bear, pro-rata, all of the common expenses of the relevant Series. The net asset values of all outstanding shares of each Class of each Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in such Series represented by the value of shares of that Class. All income earned and expenses incurred by a Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in such Series represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of a Series may vary. However, the net asset value per share of each Class of a Series is expected to be equivalent.

REDEMPTION AND REPURCHASE

  Any shareholder may require the Fund to redeem Series shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer or record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners and a signature guarantee are required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.
  In addition to redemption of Series shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset

                                                                            - 20

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 21

Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.
  Orders for the repurchase of shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.
  Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Series' Prospectuses relating to such shares. Class B Shares of the USA Fund and Insured Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares of the USA Intermediate Fund are subject to a CDSC of 2% during the first two years of purchase and 1% during the third year of purchase. Class C Shares of each Series are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus of the relevant Series relating to such shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire, for which there is currently a $7.50 bank wiring cost, there is no fee charged for redemptions or repurchases, but such fees could be charged at any time in the future.

  Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

  If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.

  If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Series or to the Distributor.

  In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Series may postpone payment or suspend the right of redemption or repurchase. In such case, a shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

  Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.

  The value of the Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to a Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS
  Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

                                     * * *

  The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

EXPEDITED TELEPHONE REDEMPTIONS
  Shareholders or their investment dealers of record wishing to redeem an amount of Series shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt

                                                                            - 21

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 22

of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.
  In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received.
  Payment will be made by wire or check to the bank account designated on the authorization form as follows:
  1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
  2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, after the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.
  REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Series and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
  The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.
  If expedited payment under these procedures could adversely affect the Series, the Fund may take up to seven days to pay the shareholder.
  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN
  Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.
  Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional Class A Shares of the paying Series at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.
  The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.
  Withdrawals under this plan by the shareholders of Class A Shares, or any similar plan of any other investment company charging a front-end sales charge, made concurrently with the purchase of Class A Shares or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver

                                                                            - 22

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 23

of CDSC - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectuses for the Classes.
  An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

WEALTH BUILDER OPTION
  Shareholders of the Series may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Prospectuses relating to the Classes. See Wealth Builder Option and Redemption and Exchange in the Prospectuses relating to the Classes.
  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.
  Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
  Shareholders can also use the Wealth Builder Option to invest in a Series through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Prospectuses of the Classes. Shareholders can terminate their participation at any time by written notice to the Fund.

DIVIDENDS AND REALIZED
DISTRIBUTIONS

  The Fund declares a dividend to shareholders of each Series of that Series' net investment income on a daily basis. Dividends are declared each day the Fund is open and cash dividends are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. In determining daily dividends, the amount of net investment income for each Series will be determined at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) and shall include investment income accrued by the respective Series, less the estimated expenses of that Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared, as noted above, will be deducted immediately before the net asset value calculation is made. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.
  Purchases of Series shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.
  Each Class will share proportionately in the investment income and expenses of its respective Series, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.
  Dividends are automatically reinvested in additional shares of the paying Series at net asset value, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends

                                                                            - 23

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 24

in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above.
  Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Fund will mail a quarterly statement showing a Class' dividends paid and all the transactions made during the period.
  During the fiscal year ended August 31, 1995, dividends totaling $0.746, $0.639 and $0.550 per share of the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively, were paid from net investment income. During the same period, dividends totaling $0.649, $0.550 and $0.460 per share of the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively, were paid from net investment income.
  Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.
  The Fund anticipates that most of each Series' dividends paid to shareholders will be exempt from federal income taxes. For the fiscal year ended August 31, 1995, the Fund's dividends were exempt from federal income tax. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually.

TAXES

FEDERAL INCOME TAX ASPECTS
  Each Series has qualified, and intends to continue to qualify, as a regulated investment company as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices by any government agency. Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each Series are calculated separately. The Fund has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Currently, however, the Fund intends to offset realized securities profits to the extent of capital losses carried forward, if any.
  For the fiscal year ended August 31, 1995, the USA Intermediate Fund had a capital loss of $623,654. At August 31, 1995, the USA Intermediate Fund had a capital loss carryforward of $1,066,941 which expires as follows:
2002--$443,287 and 2003--$623,654.
  Distributions by the Fund representing net interest received on municipal bonds are considered tax-exempt income and are not includable by shareholders in gross income for federal income tax purposes. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax. Distributions by the Fund representing net interest income received by the Series from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities), accretion of market discount on tax-exempt bonds purchased by the Series after April 30, 1993 and net short-term capital gains realized by the Series, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends received by corporations. Distributions from long-term capital gains realized by the Series, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gains rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders of the Series may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Series. The Fund has been advised by counsel that if, under present tax laws, any amounts are paid to the Insured Fund in lieu of interest on tax-exempt bonds pursuant to the various insurance on the portfolio securities, they will be treated as tax-exempt income when distributed to shareholders.
  Section 265 of the Internal Revenue Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of the Series is not deductible.
  The Series may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the Internal Revenue Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of the Series.
  The Fund intends to use the "average annual" method of allocation in the event a Series realizes any taxable interest income. Under this approach, the percentage of interest income earned that is deemed to be taxable in any year will be the same for each shareholder who held shares of the Series at any time during the year.

                                                                            - 24

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 25

  Shareholders will be informed annually of the amount and nature of income and capital gains. For fiscal year 1995, all of the Fund's dividends from net income were exempt from federal income tax.
  When the USA Intermediate Fund writes a call or put option, an amount equal to the premium received by it is included in the Series' Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Series has written either expires on its stipulated expiration date, or if the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Series has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Series purchases upon exercise of the option.
  The premium paid by the USA Intermediate Fund for the purchase of a put option is recorded in the section of the Series' Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which the Series has purchased expires on the stipulated expiration date, the Series realizes a capital loss for federal income tax purposes in the amount of the cost of the option. If the Series sells the put option, it realizes a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

  The Internal Revenue Code includes special rules applicable to listed options which the USA Intermediate Fund may write, purchase or sell. Such options are classified as Section 1256 contracts under the Code. The character of gain or loss under a Section 1256 contract is generally treated as 60% long-term gain or loss and 40% short-term gain or loss. When held by the Series at the end of a fiscal year, these options are required to be treated as sold at market value on the last day of the fiscal year for federal income tax purposes ("marked to market").

  Over-the-counter options are not classified as Section 1256 contracts and are not subject to the 60/40 gain or loss treatment or the "marked to market" rule. Any gains or losses recognized by the USA Intermediate Fund from over-the-counter option transactions generally constitute short-term capital gains or losses.

  The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

  Futures contracts held by the USA Intermediate Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

  The Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.
  The Internal Revenue Service has ruled publicly that an Exchange-traded call option is a security for purposes of the 50% of assets tests and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.
  The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the USA Intermediate Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months, and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the USA Intermediate Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. The Series may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

                                                                            - 25

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 26

STATE AND LOCAL TAXES
  The exemption of distributions for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. It is recommended that shareholders consult their tax advisers in this regard. The Fund will report annually for each Series the percentage of interest income earned on municipal obligations on a state-by-state basis during the preceding calendar year.

PENNSYLVANIA PERSONAL PROPERTY TAX
  Shares of the Series will be exempt from Pennsylvania county personal property tax.

INVESTMENT MANAGEMENT
AGREEMENT

  The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to each Series of the Fund, subject to the supervision and direction of the Fund's Board of Directors.
  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on August 31, 1995 were approximately $10,068,867,000. Investment advisory services are also provided to institutional accounts with assets on August 31, 1995 of approximately $17,506,688,000.
  The Investment Management Agreements for the Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995.
  The Agreements have an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the affected Series, and only if the terms and the renewal thereof have been approved by vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. An Agreement will terminate automatically in the event of its assignment.

  The annual compensation paid by each Series for investment management services under its Investment Management Agreement is equal to: for the USA Fund, .60% on the first $500 million of its average daily net assets, .575% on the next $250 million and .55% on the average daily net assets in excess of $750 million; for the USA Intermediate Fund, .50% of its average daily net assets; and for the Insured Fund, .60% of its average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by each Series of the Fund.

  On August 31, 1995, the total net assets of the Fund were $886,893,853, broken down as follows: USA Fund-- $776,249,353; USA Intermediate Fund--$21,440,769; Insured Fund--$89,203,731. The Manager makes and implements all investment decisions on behalf of the Fund. The Manager pays the Fund's rent and the salaries of all directors, officers and employees of the Fund who are affiliated with both the Manager and the Fund. The Fund pays all of its other expenses. For the fiscal years ended August 31, 1993, 1994 and 1995, investment management fees paid by the USA Fund were $4,306,649, $4,448,874 and $4,388,886, respectively. Investment management fees paid by the Insured Fund for the fiscal years ended August 31, 1993, 1994 and 1995 amounted to $530,627, $558,029 and
$523,070, respectively. For the period January 7, 1993 (date of initial public offering) to August 31, 1993, the investment management fee that would have been payable by the USA Intermediate Fund amounted to $17,157 but no amount was paid by this Series due to the waiver described below. For the fiscal years ended August 31, 1994 and 1995, investment management fees that would have been payable by the USA Intermediate Fund amounted to $110,990 and $104,724, respectively, but no amount was paid by this Series for 1994 or for 1995 due to the waiver.

  Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the fiscal year ended August 31, 1995, the ratios of expenses to average daily net assets of the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund were 0.92%, 0.98% and 0.25%, respectively. The ratios of expenses to average daily net assets of the Class B Shares of the USA Fund, Insured Fund and USA Intermediate Fund were 1.74%, 1.80% and 1.10%, respectively. The ratios for each of the Classes reflect the impact of the respective 12b-1 Plans. In addition, the ratios for the Class A Shares and the Class B Shares of the USA Intermediate Fund reflect the waiver of fees described below. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the respective Class B Shares.
  In connection with the USA Intermediate Fund, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by this Series and to reimburse the Series to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares of this Series, including 12b-1 expenses, did not exceed .25% during the period from the commencement of the public offering of the Series through June 30, 1993. This waiver was extended through June 30, 1994, but modified effective May 2, 1994 through June 30, 1996 to provide that operating expenses of the Class A Shares would not exceed .10%, excluding the 12b-1 expenses attributable to that Class. The Manager similarly, elected to waive its fees to limit operating expenses of the Class B Shares to
 .10%, excluding 12b-1 fees attributable to the Class B Shares for the period May 2, 1994 through June 30, 1996.
  By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain

                                                                            - 26

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 27

expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily assets and 1 1/2% of any additional average daily net assets. Such undertaking is computed separately for each Series. For the fiscal year ended August 31, 1995, no such reimbursement was necessary or paid for any Series.

DISTRIBUTION AND SERVICE
  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Series shares under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by a Series on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Series' shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.
  The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Series' shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988 for the USA Fund and the Insured Fund and November 10, 1992 for the USA Intermediate Fund. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors.

  Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On October 31, 1995, the Fund's officers and directors owned approximately 2.56%, less than 1% and approximately 2.51% of the outstanding shares of the Class A Shares of, respectively, the USA Fund, Insured Fund and USA Intermediate Fund and less than 1% of the outstanding shares of the Class B Shares of, respectively, the USA Fund, Insured Fund and USA Intermediate Fund.


  As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of the Tax-Free Insured Fund B Class: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 32,205 shares (13.69%); Gerry M. Fleuriet SUCC TTEE, Trust A/U/A DTD 3/16/77, Kenneth W. Mac Pherson and Hazel Mac Pherson Grantors, 621 E. Tyler, Harlingen, TX 78550 held 22,520 shares (9.57%); and Anthony F. Czekanski, 300 Strawbridge Ave., Westmont, NJ 08108 held 12,485 shares (5.31%).


  As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of the Tax-Free USA Intermediate Fund B Class:
Maimee G. Chapin and Merlaine G. Latham and Dolores Ann Lund & Norma J.
Alguard, 429 Lower 36th Avenue South, Jacksonville Beach, FL 32250 held 10,268 shares (10.67%); Bobbie Crump and Miriam Crump, Tenants In Common, 7460 Rienzi Blvd., Baton Rouge, LA 70809 held 9,765 shares (10.15%); Charles D. La Motta, 286 Stonegate Drive, Devon, PA 19333 held 9,699 shares (10.08%); Smith Barney, Inc., 00110803614, 388 Greenwich Street, New York, NY 10013 held 7,869 shares (8.18%); Merrill Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246 held of record for the benefit of others 7,613 shares (7.91%); Ann Shirilla, 626 Dumont, Campbell, OH 44405 held 6,020 shares (6.25%); Anna Swavely, Katherine M. Tulley and Carol A. Masterson, 269 Madison Rd., Huntington Valley, PA 19006 held 5,747 shares (5.97%); and NFSC FEBO OBV-636037, Craig H. Rosen and Judith E. Rosen, 42 Southwood Drive, Cherry Hill, NJ 08002 held 5,203 shares (5.40%).

  DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
  Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

                                                                            - 27

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 28

*WAYNE A. STORK (58)
  Chairman, President, Chief Executive Officer, Director and/or Trustee of the
     Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  Chairman and Director of Delaware Investment Counselors, Inc. and Delaware
     Pooled Trust, Inc.
  Chairman, Chief Executive Officer, Chief Investment Officer and Director of
     Delaware Management Company, Inc.
  Chairman, Chief Executive Officer and Director of DMH Corp., Delaware
     International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Director of Delaware Distributors, Inc. and Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

WINTHROP S. JESSUP (50)
  Executive Vice President of the Fund, 15 other funds in the Delaware Group
     (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
  Executive Vice President and Director of DMH Corp., Delaware Management
     Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Vice Chairman and Director of Delaware Distributors, Inc.
  Vice Chairman of Delaware Distributors, L.P.
  Director of Delaware Management Trust Company, Delaware Service Company, Inc.
     and Delaware International Advisers Ltd.
  During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

RICHARD G. UNRUH, JR. (56)
  Executive Vice President of the Fund and each of the other 16 funds in the
     Delaware Group.
  Executive Vice President and Director of Delaware Management Company, Inc. Senior Vice President of Delaware Management Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

WALTER P. BABICH (68)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  460 North Gulph Road, King of Prussia, PA 19406.
  Board Chairman, Citadel Constructors, Inc.
  From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (56)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  500 Fifth Avenue, New York, NY 10110.
  Consultant, Anthony Knerr & Associates.
  From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
     Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (55)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  785 Park Avenue, New York, NY 10021.
  Treasurer, National Gallery of Art.
  From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
     Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (75)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  1617 John F. Kennedy Boulevard, Philadelphia, PA 19103.
  Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
  Philadelphia City Councilman.
  President, MLW, Associates.
  Director, Tasty Baking Company.
  Director, Healthcare Services Group.

CHARLES E. PECK (69)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  P.O. Box 1102, Columbia, MD 21044.
  Secretary, Enterprise Homes, Inc.
  From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
     Ryland Group, Inc., Columbia, MD.
------------------
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

                                                                            - 28

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 29

DAVID K. DOWNES (55)
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
  Chairman and Director of Delaware Management Trust Company.
  Senior Vice President/Chief Administrative Officer/Chief Financial
     Officer/Treasurer of Delaware Management Holdings, Inc.
  Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH
     Corp.
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer and
     Director of Delaware Service Company, Inc.
  Senior Vice President/Chief Administrative Officer of Delaware Distributors,
     L.P.
  Senior Vice President/Chief Administrative Officer and Director of Delaware
     Distributors, Inc.
  Chief Financial Officer and Director of Delaware International Holdings Ltd. Senior Vice President/Chief Financial Officer/Treasurer of Delaware Investment
     Counselors, Inc.
  Senior Vice President and Director of Founders Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative
     Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)
  Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
  Executive Vice President, Secretary and Director of Delaware Management Trust
     Company.
  Senior Vice President, Secretary and Director of DMH Corp., Delaware
     Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
  Corporate Vice President, Secretary and Director of Founders Holdings, Inc. Secretary and Director of Delaware International Holdings Ltd.
  Director of Delaware International Advisers Ltd.
  Attorney.
  During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

PATRICK P. COYNE (32)
  Vice President/Senior Portfolio Manager of the Fund, of nine other funds in the Delaware Group and Delaware Management Company, Inc.
  From 1986 to 1990, Mr. Coyne was Vice President/ Municipal Trading with Kidder
     Peabody & Co., Inc. Mr. Coyne joined the Delaware Group in 1990.

JOSEPH H. HASTINGS (45)
  Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
  Executive Vice President/Treasurer/Chief Financial Officer of Delaware
     Management Trust Company.
  Assistant Treasurer of Founders CBO Corporation.
  1818 Market Street, Philadelphia, PA 19103.
  Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
     Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (33)
  Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
  Prior to joining the Delaware Group in 1995, Mr. Bishof was a vice president for Bankers Trust, New York, NY from 1994 to 1995, a vice president for First Boston Investment Management, New York, NY from 1993 to 1994 and an assistant vice president for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

                                                                            - 29

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 30

  The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended August 31, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of August 31, 1995.

                                            PENSION OR
                                            RETIREMENT     ESTIMATED      TOTAL
                                             BENEFITS       ANNUAL     COMPENSATION
                              AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                             COMPENSATION   AS PART OF       UPON        DELAWARE
NAME                          FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS
----                         ------------  -------------  -----------  ------------
W. Thacher Longstreth         $ 3,098.19        None        $18,100     $51,187.97
Ann R. Leven                  $ 3,600.63        None        $18,100     $59,323.96
Walter P. Babich              $ 3,667.23        None        $18,100     $60,323.88
Anthony D. Knerr              $ 2,533.11        None        $18,100     $43,815.91
Charles E. Peck               $ 2,927.19        None        $18,100     $48,052.01

*Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of August 31, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

  The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.
  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting such an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
  An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
  In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
  Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.
  Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent.)
  The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone, to reject any exchange request and to modify, terminate or suspend the telephone exchange service at any time in the future.
  As described in the Series' Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.

RIGHT TO REFUSE TIMING ACCOUNTS
  With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two

                                                                            - 30

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 31

exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

RESTRICTIONS ON TIMED EXCHANGES
  Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).
  The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.
  Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.
  Following is a summary of the investment objectives of the other Delaware Group funds:
  DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.
  TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.
  VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
  DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
  DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
  DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.
  U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
  LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.
  DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
  TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
  TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.
  INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.
  DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a

                                                                            - 31

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 32

diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to midcap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.
  For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
  Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

  The Manager is the investment manager of each Series of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.
  Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.
  The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Series. The Distributor and, in its capacity as such, DDI received net commissions from the Series on behalf of their respective Class A Shares, after reallowances to dealers, as follows:

                        USA FUND
                     CLASS A SHARES
                  TOTAL
                  AMOUNT                         NET
                OF UNDER-       AMOUNTS       COMMISSION
  FISCAL         WRITING       REALLOWED          TO
YEAR ENDING     COMMISSION     TO DEALERS     DISTRIBUTOR
-----------     ----------     ----------     ----------
8/31/95         $1,466,837     $1,217,558      $249,279
8/31/94         1,707,115       1,424,013       283,102
8/31/93         2,040,284       1,693,492       346,792

                     INSURED FUND
                    CLASS A SHARES
                  TOTAL
                  AMOUNT        AMOUNTS         NET
                OF UNDER-      REALLOWED     COMMISSION
  FISCAL         WRITING          TO             TO
YEAR ENDING     COMMISSION      DEALERS      DISTRIBUTOR
-----------     ----------     ---------     ----------
8/31/95          $162,537      $134,900       $ 27,637
8/31/94           261,324       216,220         45,104
8/31/93           477,503       396,947         80,556

                 USA INTERMEDIATE FUND
                    CLASS A SHARES
                  TOTAL
                  AMOUNT        AMOUNTS         NET
                OF UNDER-      REALLOWED     COMMISSION
  FISCAL         WRITING          TO             TO
YEAR ENDING     COMMISSION      DEALERS      DISTRIBUTOR
-----------     ----------     ---------     ----------
8/31/95          $ 48,037      $ 39,409       $  8,628
8/31/94           172,869       141,372         31,497
8/31/93           213,327       174,151         39,176

  During the fiscal year ended 1993, there were no Limited CDSC payments made to DDI with respect to the Class A Shares of the each Series. During the fiscal year ended August 31, 1994, DDI received Limited CDSC payments in the amount of $1,449 with respect to the Class A Shares of the USA Fund. No amounts were paid for 1994 with respect to the Class A Shares of the Insured Fund and USA Intermediate Fund. During the fiscal year ended August 31, 1995, the Distributor, and in its capacity as such, DDI received Limited CDSC payments in the amounts of $12,302, $74 and $6,145 with respect to the Class A Shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively.
  During the period from inception on May 2, 1994 through August 31, 1994, DDI received CDSC payments in the amount of $400 with respect to the Class B Shares of the Insured Fund. No amounts were paid for the fiscal year

                                                                            - 32

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 33

ended 1994 with respect to the Class B Shares of the USA Fund and USA Intermediate Fund. During the fiscal year ended August 31, 1995, the Distributor and, in its capacity as such, DDI received CDSC payments in the amounts of $120,883, $228 and $756 with respect to the Class B shares of the USA Fund, Insured Fund and USA Intermediate Fund, respectively.
  Effective as of January 1, 1995, all such payments described above have been paid to the Distributor.
  The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.
  The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.
  Morgan Guaranty Trust Company of New York ("Morgan"), 60 Wall Street, New York, NY 10260, is custodian of the Fund's securities and cash. As custodian for the Fund, Morgan maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; makes receipts and disbursements of money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.
  The legality of the issuance of the shares offered hereby registered, pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

CAPITALIZATION
  The Fund has present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. The Board of Directors has allocated two hundred twenty-five million shares to the Tax-Free USA Fund with one hundred seventy-five million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares; one hundred seventy-five million shares to the Tax-Free Insured Fund with one hundred twenty-five million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares; and one hundred million shares to the Tax-Free USA Intermediate Fund with fifty million shares allocated to Class A Shares, twenty-five million shares to the Class B Shares and twenty-five million shares to the Class C Shares.
  While all shares have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only one Series, such as any change in its own investment objective and policies or action to dissolve the Series and as prescribed by the 1940 Act. Shares of a Series have a priority in the assets of the Series, and in gains on and income from the portfolio of the Series. Class A Shares, Class B Shares and Class C Shares of each Series represent a proportionate interest in the assets of a Series and have the same voting and other rights and preferences, except that, as a general matter, Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Series under the Plan relating to the respective Class A Shares. The shares of each Class have no preemptive rights are fully transferable and, when issued, are fully paid and nonassessable.
  Prior to May 2, 1994, the Tax-Free USA Fund A Class was known as the Tax-Free USA Fund, and prior to June 1, 1992, it was known as the USA Series. Prior to May 2, 1994, the Tax-Free Insured Fund A Class was known as the Tax-Free Insured Fund, and prior to June 1, 1992, it was known as the USA Insured Series. Prior to May 2, 1994, the Tax-Free USA Intermediate Fund A Class was known as the Tax-Free USA Intermediate Fund.

NONCUMULATIVE VOTING
  THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.
  This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                                                                            - 33

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 34

APPENDIX A--DESCRIPTION OF RATINGS

BONDS
  Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
  Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER
  Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.
  Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

STATE AND MUNICIPAL NOTES
  MIG-1--Notes bearing this description are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
  MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                                                                            - 34

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 35

APPENDIX B--EQUIVALENT YIELDS: TAX EXEMPT VERSUS TAXABLE SECURITIES

  The table below shows the effect of the tax status of bonds on the effective yield received by their holders under the federal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 9%.
  This table, which is based on incremental tax rates at the specified levels of taxable income in effect on the date of this Part B, provides separate computations for taxpayers who file joint or individual returns.

1995 RATES

                                                     4.0%*        5.0%*        6.0%*        7.0%*        8.0%*        9.0%*
           TAXABLE INCOME                           FEDERAL      FEDERAL      FEDERAL      FEDERAL      FEDERAL      FEDERAL
-------------------------------------   FEDERAL     TAXABLE      TAXABLE      TAXABLE      TAXABLE      TAXABLE      TAXABLE
  JOINT RETURN        SINGLE RETURN     RATE RAX   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT   EQUIVALENT
----------------     ----------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
   $0-38,000            $0-22,750       15%           4.7%         5.9%         7.1%          8.2%         9.4%        10.6%
 $38,001-91,850       $22,751-55,100    28%           5.6%         6.9%         8.3%          9.7%        11.1%        12.5%
$91,851-140,000      $55,101-115,000    31%           5.8%         7.2%         8.7%         10.1%        11.6%        13.0%
$140,001-250,000     $115,001-250,000   36%+          6.3%         7.8%         9.4%         10.9%        12.5%        14.1%
 Over $250,000        Over $250,000     39.6%+        6.6%         8.3%         9.9%         11.6%        13.2%        14.9%


  The equivalent yields are calculated on 4, 5, 6, 7, 8 and 9 percent tax-free yields. While it is expected that the Series will invest principally in obligations generating interest exempt from federal income tax, other income received by the Series may be taxable.
------------------
*This should not be considered representative of the Series' yield at any specific time.
+For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above table does not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                                                                            - 35

DELAWARE GROUP TAX-FREE FUND, INC.-PART B--PAGE 36

FINANCIAL STATEMENTS

  Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Reports. The USA Fund's, Insured Fund's and USA Intermediate Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended August 31, 1995, are included in the Fund's Annual Reports to shareholders. The financial statements, the notes relating thereto and the reports of Ernst & Young LLP, listed above are incorporated by reference from the Annual Reports into this Part B.

                                                                            - 36